UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 1999

	LIFEPOINT, INC.
	(Exact name of registrant as specified in its charter)

DELAWARE                                                #33-0539168
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                      Identification Number)

1205 S. Dupont Street, Ontario, California                  91761
(Address of Principal Executive Offices)                  (Zip Code)

(909) 418-3000
Registrant's Telephone Number, Including Area Code


Item 5.	Other Information

LifePoint, Inc. issued a letter to shareholders dated October 1, 2001 to update shareholders on the company's progress. The letter is included in its entirety as Exhibit 99.1.

Item 7.	Exhibits

(c)	 	Exhibits

99.1 	Letter to Shareholders dated October 1, 2001.


SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

						LIFEPOINT, INC.
						(Registrant)


Date: 	October 1, 2001				By /s/ Michele A. Clark
                                                       Michele A. Clark
                                                       Controller and Chief
                                                       Accounting Officer